UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 22, 2014

LANDAUER, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9788	06-1218089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Science Road, Glenwood, Illinois	60425
(Address of Principal Executive Offices)	(Zip Code)

(708) 755-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01OTHER EVENTS

On August  22, 2014, the Company’s Board of Directors consented to a vote to declare a regular quarterly cash dividend of $0.55 per share for the fourth quarter of fiscal 2014.  The dividend will be paid on October 3, 2014, to shareholders of record on September 11, 2014.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits.

6
EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated August 25, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAUER, INC.

August 25, 2014	By:	/s/ Mark A. Zorko
Mark A. Zorko
Interim Chief Financial Officer